Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes
NOTE 18	Income Taxes
The components of income tax expense were:

Year Ended December 31 (Dollars in Millions)	2019	2018	2017

Federal
Current	$1,162	$1,287	$2,086
Deferred	166	(148)	(1,180)

Federal income tax	1,328	1,139	906

State
Current	379	395	201
Deferred	(59)	20	157

State income tax	320	415	358

Total income tax provision	$1,648	$1,554	$1,264

A reconciliation of expected income tax expense at the federal statutory rate of 21 percent for 2019 and 2018 and 35 percent for 2017 to the Company’s applicable income tax expense follows:

Year Ended December 31 (Dollars in Millions)	2019	2018	2017
Tax at statutory rate	$1,805	$1,822	$2,631
State income tax, at statutory rates, net of federal tax benefit	355	352	281
Tax effect of
Revaluation of tax related assets and liabilities (a)	—	—	(910)
Tax credits and benefits, net of related expenses	(424)	(513)	(774)
Tax-exempt income	(120)	(130)	(200)
Nondeductible legal and regulatory expenses	23	52	213
Other items (b)	9	(29)	23

Applicable income taxes	$1,648	$1,554	$1,264

(a)
In late 2017, tax legislation was enacted that, among other provisions, reduced the federal statutory rate for corporations from 35 percent to 21 percent effective in 2018. In accordance with generally accepted accounting principles, the Company revalued its deferred tax assets and liabilities at December 31, 2017, resulting in an estimated net tax benefit of $910 million, which the Company recorded in 2017.

(b)	Includes excess tax benefits associated with stock-based compensation and adjustments related to deferred tax assets and liabilities.

The tax effects of fair value adjustments on securities
available-for-sale,
derivative instruments in cash flow hedges, foreign currency translation adjustments, and pension and post-retirement plans are recorded directly to shareholders’ equity as part of other comprehensive income (loss).
In preparing its tax returns, the Company is required to interpret complex tax laws and regulations and utilize income and cost allocation methods to determine its taxable income. On an ongoing basis, the Company is subject to examinations by federal, state, local and foreign taxing authorities that may give rise to differing interpretations of these complex laws, regulations and methods. Due to the nature of the examination process, it generally takes years before these examinations are completed and matters are resolved. Federal tax examinations for all years ending through December 31, 2010, and years ending December 31, 2013 and December 31, 2014 are completed and resolved. The Company’s tax returns for the years ended December 31, 2011, 2012, 2015 and 2016 are under examination by the Internal Revenue Service. The years open to examination by state and local government authorities vary by jurisdiction.
A reconciliation of the changes in the federal, state and foreign un certain
tax position balances are summarized as follows:

Year Ended December 31 (Dollars in Millions)	2019	2018	2017
Balance at beginning of period	$335	$287	$302
Additions for tax positions taken in prior years	168	93	3
Additions for tax positions taken in the current year	6	10	9
Exam resolutions	(62)	(51)	(23)
Statute expirations	(15)	(4)	(4)

Balance at end of period	$432	$335	$287

The total amount of un
certain
tax positions that, if recognized, would impact the effective income tax rate as of December 31, 2019, 2018 and 2017, were $274 million, $273 million and $265 million, respectively. The Company classifies interest and penalties related to un certain
tax positions as a component of income tax expense. At December 31, 2019, the Company’s un certain
tax position balance included $35 million of accrued interest and penalties. During the years ended December 31,

2019, 2018 and 2017 the Company recorded approximately $7 million, $(25) million and $16 million, respectively, in interest and penalties on uncertain tax positions.
Deferred income tax assets and liabilities reflect the tax effect of estimated temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for the same items for income tax reporting purposes.

The significant components of the Company’s net deferred tax asset (liability) follows:

At December 31 (Dollars in Millions)	201 9	2018

Deferred Tax Assets
Federal, state and foreign net operating loss and credit carryforwards	$2,592	$2,699
Allowance for credit losses	1,155	1,141
Accrued expenses	485	508
Obligation for operating leases	328	—
Pension and postretirement benefits	193	85
Partnerships and other investment assets	91	69
Stock compensation	78	79
Fixed assets	2	58
Securities available-for-sale and financial instruments	—	278
Other deferred tax assets, net	257	268

Gross deferred tax assets	5,181	5,185

Deferred Tax Liabilities
Leasing activities	(2,700)	(2,652)
Goodwill and other intangible assets	(763)	(703)
Mortgage servicing rights	(546)	(642)
Right of use assets	(282)	—
Loans	(139)	(168)
Securities available-for-sale and financial instruments	(111)	—
Other deferred tax liabilities, net	(131)	(102)

Gross deferred tax liabilities	(4,672)	(4,267)
Valuation allowance	(127)	(109)

Net Deferred Tax Asset	$382	$809

The Company has approximately $2.0 billion of federal, state and foreign net operating loss carryforwards which expire at various times beginning in 2020. A substantial portion of these carryforwards relate to state-only net operating losses, which are subject to a full valuation allowance as they are not expected to be realized within the carryforward period. Management has determined it is more likely than not the other net deferred tax assets could be realized through carry back to taxable income in prior years, future reversals of existing taxable temporary differences and future taxable income.
In addition, the Company has $2.5 billion of federal credit carryforwards which expire at various times through 2039 which are not subject to a valuation allowance as management believes that it is more likely than not that the credits will be utilized within the carryforward period.
At December 31, 2019, retained earnings included approximately $102 million of base year reserves of acquired thrift institutions, for which no deferred federal income tax liability has been recognized. These base year reserves would be recaptured if certain subsidiaries of the Company cease to qualify as a bank for federal income tax purposes. The base year reserves also remain subject to income tax penalty provisions that, in general, require recapture upon certain stock redemptions of, and excess distributions to, stockholders.